Exhibit 99.1

FedEx Corporation
Annual Consolidated Statements of Income
FY 2023 – FY 2024
Years ended May 31
In millions, except EPS
	FY 2023	FY 2024
Revenue:
Federal Express segment	$75,884	$74,663
FedEx Freight segment	10,084	9,429
Other and eliminations	4,187	3,601
Total Revenue	90,155	87,693

Operating Expenses:
Salaries and employee benefits	31,019	30,961
Purchased transportation	21,790	20,921
Rentals and landing fees	4,738	4,571
Depreciation and amortization	4,176	4,287
Fuel	5,909	4,710
Maintenance and repairs	3,357	3,291
Business optimization and realignment costs[1]	309	582
Goodwill and other asset impairment charges[2]	117	157
Other[3]	13,828	12,654
Total Operating Expenses	85,243	82,134

Operating Income:
Federal Express segment	4,193	4,819
FedEx Freight segment	1,936	1,821
Corporate, other, and eliminations	(1,217)	(1,081)
Total Operating Income	4,912	5,559

Other Income:
Interest, net	(496)	(375)
Other retirement plans income[4]	1,054	722
Other, net	(107)	(70)
Total Other Income	451	277

Income Before Income Taxes	5,363	5,836
Provision for Income Taxes[5]	1,391	1,505
Net Income	$3,972	$4,331
Basic Earnings Per Share	$15.60	$17.41
Weighted Avg. Common Shares	254	248
Diluted Earnings Per Share	$15.48	$17.21
Weighted Avg. Diluted Shares	256	251

SELECTED STATISTICS
Operating Margin	5.4%	6.3%
Pre-tax Margin	5.9%	6.7%
Return on Assets	4.6%	5.0%
Return on Equity	15.5%	16.1%

Dividends Paid Per Common Share	$4.60	$5.04

1 - FY24 includes $582 million ($444 million, net of tax, or $1.77 per diluted share) associated with our business optimization strategy announced in 2023.

2 - FY24 includes asset impairment charges of $157 million ($120 million, net of tax, or $0.48 per diluted share) at the Federal Express segment associated with the decision to permanently retire certain aircraft and related engines.

3 - FY24 includes $57 million ($44 million, net of tax, or $0.17 per diluted share) in connection with insurance recoveries related to a legal matter. These amounts are included in "Corporate, other, and eliminations."

4 - FY24 includes a noncash net gain of $561 million ($426 million, net of tax, or $1.69 per diluted share) associated with our year-end mark-to-market retirement plans accounting adjustment.
5 - FY24 includes $54 million ($0.21 per diluted share) associated with the remeasurement of state deferred income taxes under the one FedEx structure.

Unaudited. Differences may result due to rounding.

Only footnotes pertaining to FY24 are displayed at the bottom of pages in this exhibit. For supplemental information related to FY23, please see informational notes appendix.

FedEx Corporation
Quarterly Consolidated Statements of Income
FY 2023 – FY 2024
Year ended May 31
In millions, except EPS
	FY 2023				FY 2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Revenue:
Federal Express segment	$19,184	$19,157	$18,919	$18,624	$18,426	$18,773	$18,672	$18,792
FedEx Freight segment	2,849	2,573	2,293	2,369	2,385	2,452	2,205	2,387
Other and eliminations	1,209	1,084	957	937	870	940	861	930
Total revenue	23,242	22,814	22,169	21,930	21,681	22,165	21,738	22,109

Operating expenses:
Salaries and employee benefits	7,859	7,792	7,817	7,551	7,785	7,833	7,693	7,650
Purchased transportation	5,767	5,665	5,402	4,956	5,036	5,395	5,345	5,145
Rentals and landing fees	1,159	1,195	1,205	1,179	1,151	1,138	1,145	1,137
Depreciation and amortization	1,024	1,046	1,031	1,075	1,071	1,040	1,072	1,104
Fuel	1,822	1,593	1,350	1,144	1,101	1,328	1,140	1,141
Maintenance and repairs	904	882	789	782	824	854	804	809
Business optimization and realignment costs[1]	38	36	123	112	105	145	114	218
Goodwill and other asset impairment charges[2]	—	—	—	117	—	—	—	157
Other[3]	3,478	3,429	3,410	3,511	3,123	3,156	3,182	3,193
Total operating expenses	22,051	21,638	21,127	20,427	20,196	20,889	20,495	20,554

Operating income:
Federal Express segment	862	937	962	1,432	1,306	1,035	1,173	1,305
FedEx Freight segment	657	442	387	450	482	491	341	507
Corporate, other, and eliminations	(328)	(203)	(307)	(379)	(303)	(250)	(271)	(257)
Total operating income	1,191	1,176	1,042	1,503	1,485	1,276	1,243	1,555

Other (expense) income:
Interest, net	(142)	(127)	(122)	(105)	(91)	(97)	(91)	(96)
Other retirement plans income[4]	101	101	102	750	39	41	40	602
Other, net	4	(91)	—	(20)	(10)	(18)	(9)	(33)
Total other (expense) Income	(37)	(117)	(20)	625	(62)	(74)	(60)	473

Income before income taxes	1,154	1,059	1,022	2,128	1,423	1,202	1,183	2,028
Provision for income taxes[5]	279	271	251	590	345	302	304	554
Net income	$875	$788	$771	$1,538	$1,078	$900	$879	$1,474
Basic earnings per share	$3.37	$3.08	$3.07	$6.10	$4.28	$3.59	$3.55	$6.00
Weighted avg. common shares	259	255	251	252	251	250	247	245
Diluted earnings per share	$3.33	$3.07	$3.05	$6.05	$4.23	$3.55	$3.51	$5.94
Weighted avg. diluted shares	262	256	253	254	254	253	250	248

Selected statistics
Operating margin	5.1%	5.2%	4.7%	6.9%	6.8%	5.8%	5.7%	7.0%
Pre-tax margin	5.0%	4.6%	4.6%	9.7%	6.6%	5.4%	5.4%	9.2%
Dividends paid per common share	$1.15	$1.15	$1.15	$1.15	$1.26	$1.26	$1.26	$1.26

1 - Fourth quarter 2024 includes business optimization costs of $218 million ($166 million, net of tax, or $0.67 per diluted share) associated with our business optimization strategy announced in 2023.
     Third quarter 2024 includes business optimization costs of $114 million ($87 million, net of tax, or $0.35 per diluted share). Second quarter 2024 includes business optimization costs of $145 million
     ($110 million, net of tax, or $0.44 per diluted share). First quarter 2024 includes business optimization costs of $105 million ($81 million, net of tax, or $0.32 per diluted share).

2- Fourth quarter 2024 includes asset impairment charges of $157 million ($120 million, net of tax, or $0.48 per diluted share) at the Federal Express segment associated with the decision to permanently retire certain aircraft and related engines.

3 - Fourth quarter 2024 includes $57 million ($44 million, net of tax, or $0.18 per diluted share) in connection with insurance recoveries related to a legal matter. These amounts are included in
     "Corporate, other, and eliminations."

4 - Fourth quarter 2024 includes a noncash net gain of $561 million ($426 million, net of tax, or $1.72 per diluted share) associated with our year-end mark-to-market retirement plans accounting adjustment.

5 - Fourth quarter 2024 includes $54 million ($0.22 per diluted share) associated with the remeasurement of state deferred income taxes under the one FedEx structure.

Unaudited. Differences may result due to rounding.

FedEx Corporation
Capital Expenditures
FY 2023 – FY 2024
Years ended May 31
In millions
	FY 2023	FY 2024
By Asset Type
Aircraft and related equipment	$1,684	$1,627
Package handling and ground support equipment	1,851	974
Vehicles and trailers	719	709
Information technology	802	656
Facilities and other	1,118	1,210
Total	$6,174	$5,176

By Segment
Federal Express segment	$5,480	$4,591
FedEx Freight segment	557	461
Other	137	124
Total	$6,174	$5,176

Unaudited. Differences may result due to rounding.

Federal Express Segment
Annual Consolidated Statements of Income
FY 2023 – FY 2024
Years ended May 31
In millions
	FY 2023	FY 2024
Revenue:
Package:
U.S. priority	$10,896	$10,543
U.S. deferred	5,126	4,926
U.S. ground	32,352	32,981
Total U.S. domestic package revenue	48,374	48,450
International priority	10,938	9,454
International economy	3,307	4,653
Total international export package revenue	14,245	14,107
International domestic[1]	4,552	4,659
Total package revenue	67,171	67,216
Freight:
U.S.	2,883	2,391
International priority	3,059	2,205
International economy	1,719	1,874
Total freight revenue	7,661	6,470
Other	1,052	977
Total revenue	75,884	74,663
Operating expenses:
Salaries and employee benefits	24,523	24,606
Purchased transportation	19,677	19,330
Rentals and landing fees	4,035	3,863
Depreciation and amortization	3,655	3,754
Fuel	5,157	4,137
Maintenance and repairs	2,910	2,848
Asset impairment charges[2]	70	157
Business optimization and realignment costs[3]	47	251
Intercompany allocations	(689)	(684)
Other	12,306	11,582
Total operating expenses	71,691	69,844
Operating income	$4,193	$4,819
Operating margin	5.5%	6.5%

1 - International domestic revenue relates to our international intra-country operations.
2 - FY24 includes asset impairment charges of $157 million associated with the decision to permanently retire certain aircraft and related engines.
3 - FY24 includes business optimization costs of $251 million associated with our business optimization strategy announced in 2023.

Unaudited. Differences may result due to rounding.

Federal Express Segment
Quarterly Consolidated Statements of Income
FY 2023 – FY 2024
Year ended May 31
In millions
	FY 2023				FY 2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Revenue:
Package:
U.S. priority	$2,841	$2,711	$2,642	$2,702	$2,673	$2,605	$2,595	$2,670
U.S. deferred	1,287	1,253	1,346	1,240	1,187	1,207	1,316	1,216
U.S. ground	7,870	8,103	8,367	8,012	8,133	8,309	8,363	8,176
Total U.S. domestic package revenue	11,998	12,067	12,355	11,954	11,993	12,121	12,274	12,062
International priority	2,897	2,822	2,566	2,653	2,327	2,390	2,317	2,420
International economy	808	812	791	896	1,117	1,183	1,107	1,246
Total international export package revenue	3,705	3,634	3,357	3,549	3,444	3,573	3,424	3,666
International domestic[1]	1,106	1,166	1,128	1,152	1,140	1,213	1,139	1,167
Total package revenue	16,809	16,867	16,840	16,655	16,577	16,907	16,837	16,895
Freight:
U.S.	790	777	715	601	577	577	641	596
International priority	887	811	688	673	553	568	520	564
International economy	429	440	414	436	472	470	438	494
Total freight revenue	2,106	2,028	1,817	1,710	1,602	1,615	1,599	1,654
Other	269	262	262	259	247	251	236	243
Total revenue	19,184	19,157	18,919	18,624	18,426	18,773	18,672	18,792
Operating expenses:
Salaries and employee benefits	6,159	6,129	6,247	5,988	6,171	6,208	6,141	6,086
Purchased transportation	5,049	5,120	4,952	4,556	4,677	4,980	4,954	4,719
Rentals and landing fees	984	1,019	1,031	1,001	975	963	968	957
Depreciation and amortization	885	909	922	939	929	925	933	967
Fuel	1,593	1,381	1,187	996	961	1,164	1,005	1,007
Maintenance and repairs	788	764	681	677	722	732	697	697
Asset impairment charges[2]	–	–	–	70	—	—	—	157
Business optimization and realignment costs[3]	14	11	3	19	27	77	45	102
Intercompany allocations	(173)	(172)	(173)	(171)	(175)	(168)	(167)	(174)
Other	3,023	3,059	3,107	3,117	2,833	2,857	2,923	2,969
Total operating expenses	18,322	18,220	17,957	17,192	17,120	17,738	17,499	17,487
Operating income	$862	$937	$962	$1,432	$1,306	$1,035	$1,173	$1,305
Operating margin	4.5%	4.9%	5.1%	7.7%	7.1%	5.5%	6.3%	6.9%

1 - International domestic revenue relates to our international intra-country operations.
2 - Fourth quarter 2024 includes asset impairment charges of $157 million associated with the decision to permanently retire certain aircraft and related engines.

3 - Fourth quarter 2024 includes business optimization costs of $102 million associated with our business optimization strategy announced in 2023. Third quarter 2024 includes business optimization costs of $45 million. Second quarter 2024 includes business optimization costs of $77 million. First quarter 2024 includes business optimization costs of $27 million.

Unaudited. Differences may result due to rounding.

Federal Express Segment
Annual Operating Statistics
FY 2023 – FY 2024
Year ended May 31
In thousands, except yield amounts
	FY 2023	FY 2024
Package Statistics
Average daily package volume (ADV)[1]:
U.S. priority	1,724	1,649
U.S. deferred	1,064	1,015
U.S. ground commercial	4,194	4,276
U.S. ground home delivery/economy	6,756	6,678
Total U.S. domestic ADV	13,738	13,618
International priority	708	667
International economy	311	394
Total international export ADV	1,019	1,061
International domestic[2]	1,967	1,936
Total ADV	16,724	16,615
Revenue per package (yield):
U.S. priority	$24.78	$24.98
U.S. deferred	18.91	18.97
U.S. ground	11.59	11.76
Total U.S. domestic composite	13.81	13.90
International priority	60.61	55.36
International economy	41.73	46.14
International export composite	54.85	51.94
International domestic[2]	9.07	9.40
Composite package yield	$15.75	$15.80

Freight Statistics
Average daily freight pounds:
U.S.	6,711	5,636
International priority	5,435	4,444
International economy	12,099	11,364
Total average daily freight pounds	24,245	21,444
Revenue per pound (yield):
U.S.	$1.68	$1.66
International priority	2.21	1.94
International economy	0.56	0.64
Composite freight yield	$1.24	$1.18

Package YOY growth rates
Average daily volume growth:
U.S. priority		(4.4%)
U.S. deferred		(4.6%)
U.S. ground commercial		2.0%
U.S. ground home delivery/economy		(1.2%)
Total U.S. domestic		(0.9%)
International priority		(5.8%)
International economy		26.7%
Total international export		4.1%
International domestic[2]		(1.6%)
Total package volume growth		(0.7%)
Revenue growth:
U.S. priority		(3.2%)
U.S. deferred		(3.9%)
U.S. ground		1.9%
Total U.S. domestic		0.2%
International priority		(13.6%)
International economy		40.7%
Total international export		(1.0%)
International domestic[2]		2.4%
Total package revenue growth		0.1%

Avg pounds per package	14.1	14.6
Avg revenue per package lb.	$0.89	$0.92
Operating days	255	256

1 - Average daily package volume is calculated on a 5-day-per-week basis. U.S. ground home delivery/economy has been revised from the 7-day-per-week calculation to align with the revised financial presentation related to our one FedEx consolidation.

2 - International domestic statistics relate to our international intra-country operations.

Unaudited. Differences may result due to rounding.

Federal Express Segment
Quarterly Operating Statistics
FY 2023 – FY 2024
Year ended May 31
In thousands, except yield amounts
	FY 2023				FY 2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Package Statistics
Average daily package volume (ADV)[1]:
U.S. priority	1,770	1,740	1,709	1,676	1,680	1,676	1,634	1,606
U.S. deferred	1,070	1,043	1,141	1,002	970	1,009	1,104	978
U.S. ground commercial	4,177	4,314	4,156	4,132	4,287	4,392	4,189	4,237
U.S. ground home delivery/economy	6,495	6,934	7,377	6,253	6,411	6,991	7,090	6,243
Total U.S. domestic ADV	13,512	14,031	14,383	13,063	13,348	14,068	14,017	13,064
International priority	700	736	701	695	658	673	663	674
International economy	293	320	312	318	365	406	393	412
Total international export ADV	993	1,056	1,013	1,013	1,023	1,079	1,056	1,086
International domestic[2]	1,860	2,119	1,974	1,922	1,896	2,085	1,883	1,884
Total ADV	16,365	17,206	17,370	15,998	16,267	17,232	16,956	16,034
Revenue per package (yield):
U.S. priority	$24.70	$24.73	$24.93	$24.79	$24.49	$24.67	$25.20	$25.58
U.S. deferred	18.49	19.07	19.02	19.06	18.81	19.00	18.93	19.14
U.S. ground	11.35	11.43	11.70	11.87	11.70	11.59	11.77	12.00
Total U.S. domestic composite	13.66	13.65	13.85	14.08	13.82	13.68	13.90	14.20
International priority	63.66	60.90	59.05	58.75	54.37	56.37	55.48	55.23
International economy	42.48	40.23	40.90	43.29	47.15	46.19	44.71	46.54
International export composite	57.42	54.63	53.46	53.89	51.80	52.54	51.47	51.93
International domestic[2]	9.15	8.74	9.22	9.22	9.25	9.24	9.59	9.53
Composite package yield	$15.80	$15.56	$15.64	$16.02	$15.68	$15.57	$15.76	$16.21

Freight Statistics
Average daily freight pounds:
U.S.	7,280	7,471	6,662	5,451	5,305	5,663	6,067	5,525
International priority	6,042	5,757	5,290	4,657	4,390	4,472	4,353	4,557
International economy	11,614	13,234	11,979	11,598	11,001	11,857	11,072	11,531
Total average daily freight pounds	24,936	26,462	23,931	21,706	20,696	21,992	21,492	21,613
Revenue per pound (yield):
U.S.	$1.67	$1.65	$1.73	$1.70	$1.67	$1.62	$1.68	$1.66
International priority	2.26	2.24	2.10	2.23	1.94	2.02	1.90	1.90
International economy	0.57	0.53	0.56	0.58	0.66	0.63	0.63	0.66
Composite freight yield	$1.30	$1.22	$1.22	$1.21	$1.19	$1.17	$1.18	$1.18

Package YOY growth rates
Average daily volume growth:
U.S. priority					(5.1%)	(3.7%)	(4.4%)	(4.2%)
U.S. deferred					(9.3%)	(3.3%)	(3.2%)	(2.4%)
U.S. ground commercial					2.6%	1.8%	0.8%	2.5%
U.S. ground home delivery/economy					(1.3%)	0.8%	(3.9%)	(0.2%)
Total U.S. domestic					(1.2%)	0.3%	(2.5%)	0.0%
International priority					(6.0%)	(8.6%)	(5.4%)	(3.0%)
International economy					24.6%	26.9%	25.9%	29.6%
Total international export					3.0%	2.2%	4.3%	7.2%
International domestic[2]					1.9%	(1.6%)	(4.6%)	(2.0%)
Total package volume growth					(0.6%)	0.2%	(2.4%)	0.2%
Revenue growth:
U.S. priority					(5.9%)	(3.9%)	(1.8%)	(1.2%)
U.S. deferred					(7.8%)	(3.7%)	(2.2%)	(1.9%)
U.S. ground					3.3%	2.5%	(0.0%)	2.0%
Total U.S. domestic					(0.0%)	0.4%	(0.7%)	0.9%
International priority					(19.7%)	(15.3%)	(9.7%)	(8.8%)
International economy					38.2%	45.7%	39.9%	39.1%
Total international export					(7.0%)	(1.7%)	2.0%	3.3%
International domestic[2]					3.1%	4.0%	1.0%	1.3%
Total package revenue growth					(1.4%)	0.2%	(0.0%)	1.4%

Avg pounds per package	14.2	13.8	13.7	14.5	14.7	14.4	14.2	15.1
Avg revenue per package lb.	$0.90	$0.89	$0.88	$0.91	$0.94	$0.92	$0.90	$0.93
Operating days	65	63	62	65	65	63	63	65

1 - Average daily package volume is calculated on a 5-day-per-week basis. U.S. ground home delivery/economy has been revised from the 7-day-per-week calculation to align with the revised financial presentation related to our one FedEx consolidation.

2 - International domestic statistics relate to our international intra-country operations.

Unaudited. Differences may result due to rounding.

FedEx Freight Segment
Annual Consolidated Statements of Income
FY 2023 – FY 2024
Years ended May 31
In millions
	FY 2023	FY 2024

Revenue	$10,084	$9,429

Operating expenses:
Salaries and employee benefits	4,057	3,923
Purchased transportation	1,078	877
Rentals	269	280
Depreciation and amortization	387	404
Fuel	748	571
Maintenance and repairs	320	330
Intercompany charges	542	543
Other	747	680
Total operating expenses	8,148	7,608
Operating income	$1,936	$1,821
Operating margin	19.2%	19.3%

Unaudited. Differences may result due to rounding.

FedEx Freight Segment
Quarterly Consolidated Statements of Income
FY 2023 – FY 2024
Years ended May 31
In millions
	FY 2023				FY 2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

Revenue	$2,849	$2,573	$2,293	$2,369	$2,385	$2,452	$2,205	$2,387

Operating expenses:
Salaries and employee benefits	1,073	1,053	960	971	985	1,018	959	961
Purchased transportation	318	281	253	226	219	231	218	209
Rentals	65	67	68	69	69	70	70	71
Depreciation and amortization	106	103	74	104	108	81	108	107
Fuel	228	211	162	147	139	164	134	134
Maintenance and repairs	81	88	77	74	75	94	78	83
Intercompany charges	136	134	135	137	139	134	132	138
Other	185	194	177	191	169	169	165	177
Total operating expenses	2,192	2,131	1,906	1,919	1,903	1,961	1,864	1,880
Operating income	$657	$442	$387	$450	$482	$491	$341	$507
Operating margin	23.1%	17.2%	16.9%	19.0%	20.2%	20.0%	15.5%	21.2%

Unaudited. Differences may result due to rounding.

FedEx Freight Segment
Annual Operating Statistics
FY 2023 – FY 2024

	FY 2023	FY 2024
Shipments per day
Priority	70,158	64,915
Economy	29,562	29,072
Total shipments per day	99,720	93,987

Weight per shipment (lbs)
Priority	1,027	977
Economy	912	878
Composite weight per shipment	993	946

Revenue/shipment
Priority	$363.85	$361.38
Economy	417.50	411.25
Composite revenue/shipment	$379.76	$376.81

Revenue/CWT
Priority	$35.44	$36.98
Economy	45.78	46.86
Composite revenue/CWT	$38.26	$39.82

Avg. daily shipment growth rate
Priority		(7.5%)
Economy		(1.7%)
Total shipments per day		(5.7%)

Revenue/shipment growth rate
Priority		(0.7%)
Economy		(1.5%)
Total composite revenue/shipment		(0.8%)

Operating weekdays	253	254

Unaudited. Differences may result due to rounding.

FedEx Freight
Quarterly Operating Statistics
FY 2023 – FY 2024

	FY 2023				FY 2024
	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Shipments per day
Priority	76,174	73,372	65,402	65,540	66,144	68,486	61,483	63,556
Economy	32,104	30,964	27,685	27,446	28,491	30,515	27,765	29,524
Total shipments per day	108,278	104,336	93,087	92,986	94,635	99,001	89,248	93,080

Weight per shipment (lbs)
Priority	1,054	1,029	1,014	1,004	989	975	974	970
Economy	938	940	890	873	876	880	885	871
Composite weight per shipment	1,020	1,002	977	966	955	946	946	939

Revenue/shipment
Priority	$369.60	$361.57	$366.17	$357.44	$353.01	$365.55	$363.21	$364.11
Economy	423.59	415.35	418.65	411.62	407.99	415.82	414.79	406.73
Composite revenue/shipment	$385.61	$377.53	$381.77	$373.43	$369.56	$381.05	$379.26	$377.63

Revenue/CWT
Priority	$35.06	$35.14	$36.12	$35.60	$35.71	$37.48	$37.31	$37.52
Economy	45.16	44.21	47.06	47.13	46.59	47.26	46.89	46.70
Composite revenue/CWT	$37.82	$37.66	$39.08	$38.68	$38.71	$40.29	$40.10	$40.22

Avg. daily shipment growth rate
Priority					(13.2%)	(6.7%)	(6.0%)	(3.0%)
Economy					(11.3%)	(1.5%)	0.3%	7.6%
Total shipments per day					(12.6%)	(5.1%)	(4.1%)	0.1%

Revenue/shipment YOY growth rate
Priority					(4.5%)	1.1%	(0.8%)	1.9%
Economy					(3.7%)	0.1%	(0.9%)	(1.2%)
Total composite revenue/shipment					(4.2%)	0.9%	(0.7%)	1.1%

Operating weekdays	65	62	61	65	65	62	62	65

Unaudited. Differences may result due to rounding.

Appendix

General comments

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Other operating expense includes costs associated with outside service contracts (such as facility services and cargo handling, temporary labor, and security), insurance, professional fees, and uniforms for all years presented.

▪
Return on Assets and Return on Equity are calculated on a rolling four-quarter basis for all years presented.

Segmentations/Restatements

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In the fourth quarter of FY23, we announced one FedEx, a consolidation plan to bring FedEx Ground and FedEx Services into Federal Express, becoming a single company operating a unified, fully integrated air-ground express network under the respected FedEx brand. On June 1, 2024, FedEx Ground and FedEx Services were merged into Federal Express. FedEx Freight continues to provide LTL freight transportation services as a separate subsidiary. Beginning in the first quarter of FY25, Federal Express and FedEx Freight represent our major service lines and constitute our reportable segments. FedEx Custom Critical is included in the FedEx Freight segment instead of the Federal Express segment beginning in FY25.

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Federal Express average daily package volume calculations for all services are calculated on a 5-day-per-week basis. Interim and annual amounts for FY23 and FY24 were revised to reflect these changes in presentation.

Business optimization and realignment costs

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FY23 includes $273 million ($209 million, net of tax, or $0.81 per diluted share) of business optimization costs, as well as business realignment costs of $36 million ($27 million, net of tax, or $0.11 per diluted share) associated with our workforce reduction plan in Europe previously announced in 2021. Q1 FY23 includes business optimization costs of $24 million ($19 million, net of tax, or $0.07 per diluted share) and business realignment costs of $14 million ($11 million, net of tax, or $0.04 per diluted share). Q2 FY23 includes business optimization costs of $36 million ($27 million, net of tax, or $0.11 per diluted share). Q3 FY23 includes business optimization costs of $120 million ($92 million, net of tax, or $0.36 per diluted share) and business realignment costs of $3 million ($2 million, net of tax, or $0.01 per diluted share). Q4 FY23 includes business optimization costs of $93 million ($71 million, net of tax, or $0.28 per diluted share) and business realignment costs of $19 million ($14 million, net of tax, or $0.06 per diluted share).

Goodwill and other asset impairment charges

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FY23 includes goodwill and other asset impairment charges of $70 million ($54 million, net of tax, or $0.21 per diluted share) at the Federal Express segment associated with the decision to permanently retire certain aircraft and related engines and $47 million ($44 million, net of tax, or $0.17 per diluted share) at the FedEx Dataworks operating segment related to the ShopRunner, Inc. acquisition. These amounts were incurred during the fourth quarter.

Legal matters

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FY23 annual consolidated Other operating expense amounts include $35 million ($26 million, net of tax, or $0.10 per diluted share) in connection with a legal matter. This amount was incurred during the fourth quarter and is included at "Corporate, other, and eliminations."

Mark-to-market retirement plans accounting adjustments

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FY23 annual consolidated Other retirement plan income amounts include a mark-to-market retirement plans pre-tax, noncash gain of approximately $650 million ($493 million, net of tax, or $1.92 per diluted share). This amount was incurred during the fourth quarter.